Filed Pursuant to Rule 497(e)

Registration File No.: 333-230158

BLACKROCK HEALTH SCIENCES TRUST

Supplement dated March 26, 2020 to the Prospectus,

dated April 29, 2019, as supplemented to date

The Prospectus of BlackRock Health Sciences Trust (the “Fund”), dated April 29, 2019, as supplemented to date (the “Prospectus”), is further supplemented with the following information:

On March 25, 2020, the last reported sale price of the Fund’s common shares on the NYSE, the NAV per common share and the percentage premium to NAV were $34.98, $33.51 and 4.39%, respectively. As of March 25, 2020, the Fund had 11,091,658 common shares outstanding and net assets of $371,652,625.

Investors should retain this supplement for future reference.